Exhibit 99.1

Bruker Reports Fourth Quarter and Full Year 2024 Financial Results

•
Q4 2024 revenues of $979.6 million, up 14.6% year-over-year (yoy); Bruker organic revenue up 3.9%, and constant-exchange rate (CER) revenue up 15.8%; Bruker Scientific Instrument (BSI) segment organic revenue up 4.5%
•
Q4 2024 non-GAAP operating margin of 18.1%, as operational excellence and integration initiatives fully offset strategic M&A and FX operating margin headwinds
•
Q4 2024 GAAP diluted EPS $0.09; non-GAAP diluted EPS $0.76, up 8.6% yoy
•
FY 2024 revenues of $3.37 billion, up 13.6% yoy; Bruker organic revenue up 4.0%, and CER revenue up 14.0%; BSI segment organic revenue up 4.2%
•
FY 2024 GAAP diluted EPS $0.76; non-GAAP diluted EPS $2.41, down 6.6% yoy, due to impact of strategic acquisitions that closed in H1-24
•
Bruker initiates FY 2025 guidance (with percentages year-over-year):
o
Revenue $3.47 to $3.54 billion; up 3% to 5%, with CER growth of 5% to 7%
o
Non-GAAP EPS of $2.67 to $2.72; up 11% to 13%, with CER increase of 14% to 16%

BILLERICA, Massachusetts – February 13, 2025 – Bruker Corporation (Nasdaq: BRKR) today announced financial results for its fourth quarter and for the full year ended December 31, 2024.

Frank H. Laukien, Bruker’s President and CEO, commented: “The year 2024 was transformational for Bruker. We completed several strategic acquisitions to access very large addressable markets with strong secular tailwinds. In the process, we added key spatial biology, molecular diagnostics and lab automation platforms to our portfolio. For the fourth year in a row, Bruker has delivered well above-market organic and double-digit CER revenue growth. With approximately 70% cumulative revenue growth in the last four years, we have now achieved significant scale.”

He continued: “Operational excellence and good progress with the integration of our strategic acquisitions have delivered significant organic operating margin improvements in the fourth quarter, fully offsetting the initial margin headwinds from our FY24 strategic M&A. We are confident in our ability to drive solid revenue growth, strong margin expansion and double-digit EPS growth in 2025, and beyond.”

Fourth Quarter 2024 Financial Results

Bruker’s revenues for the fourth quarter of 2024 were $979.6 million, an increase of 14.6% compared to $854.5 million in the fourth quarter of 2023. In the fourth quarter of 2024, revenues increased 3.9% organically year-over-year with constant-exchange rate (CER) revenue growth of 15.8%. Revenue growth from acquisitions was 11.9%, while foreign currency translation had an unfavorable impact of 1.2%.

Fourth quarter 2024 Bruker Scientific Instruments (BSI) revenues of $911.3 million increased 16.3% year-over-year, with organic revenue growth of 4.5%. Fourth quarter 2024 Bruker Energy & Supercon Technologies (BEST) revenues of $72.1 million decreased 4.1% year-over-year, with organic revenue, net of intercompany eliminations, decreasing by 2.8%.

Fourth quarter 2024 GAAP operating income was $72.1 million, compared to $103.5 million in the fourth quarter of 2023. Non-GAAP operating income was $177.5 million in the fourth quarter of 2024, an increase of 14.9% compared to $154.5 million in the fourth quarter of 2023. Bruker’s fourth quarter 2024 non-GAAP operating margin was 18.1%, achieving the same level as in the fourth quarter of 2023, with 300 bps of organic operating margin improvements fully offsetting M&A and FX margin headwinds.

Fourth quarter 2024 GAAP diluted earnings per share (EPS) were $0.09, compared to $1.41 in the fourth quarter of 2023. Fourth quarter 2024 non-GAAP diluted EPS were $0.76, an increase of 8.6% compared to $0.70 in the fourth quarter of 2023.

Fiscal Year 2024 Financial Results

FY 2024 Bruker’s revenues were $3.37 billion, an increase of 13.6% from $2.96 billion in 2023. FY 2024 revenues increased 4.0% organically year-over-year, with CER revenue growth of 14.0%. Revenue growth from acquisitions was 10.0%, while foreign currency translation had an unfavorable impact of 0.4%.

FY 2024 BSI revenues of $3.1 billion increased 14.7% compared to $2.7 billion in 2023, including organic growth of 4.2%. FY 2024 BEST revenues of $283.0 million increased 0.8%, compared to $280.7 million in 2023. Organic revenue growth for BEST, net of intercompany eliminations, was 1.9%.

In the first half of FY 2024, Bruker closed several strategic acquisitions with an initial net dilutive impact to operating margin and EPS. FY 2024 GAAP operating income was $253.1 million, compared to $436.9 million in 2023. Non-GAAP operating income in FY 2024 was $518.0 million, down 5.2% compared to $546.3 million in 2023. Bruker’s non-GAAP operating margin in FY 2024 was 15.4%, a decrease of 300 bps compared to 18.4% in 2023.

FY 2024 GAAP diluted EPS was $0.76, compared to $2.90 in FY 2023. FY 2024 non-GAAP diluted EPS was $2.41, down 6.6% compared to $2.58 in FY 2023.

A reconciliation of non-GAAP to GAAP financial measures is provided in the tables accompanying this press release.

Fiscal Year 2025 Financial Outlook

Bruker expects FY 2025 revenues of $3.47 to $3.54 billion, compared to FY 2024 revenues of $3.37 billion, with 3% to 5% year-over-year reported revenue growth, including:

•
CER revenue growth of 5% to 7%
•
Organic revenue growth of 3% to 4%
•
M&A revenue growth contribution of 2% to 3%
•
Foreign currency translation headwind of approximately 2%

Bruker expects FY 2025 non-GAAP EPS of $2.67 to $2.72, compared to FY 2024 non-GAAP EPS of $2.41, an increase of 11% to 13% year-over-year, with CER non-GAAP EPS growth of 14% to 16%.

Bruker’s FY 2025 revenue and non-GAAP EPS guidance is based on foreign currency exchange rates as of December 31, 2024.

For the Company’s outlook for 2025 organic revenue growth, M&A revenue growth, constant exchange rate revenue growth, and constant exchange rate non-GAAP EPS growth, and non-GAAP EPS, we are not able to provide without unreasonable effort the most directly comparable GAAP financial measures, or reconciliations to such GAAP financial measures on a forward-looking basis. Please see “Use of Non-GAAP Financial Measures” below for a description of items excluded from our expected non-GAAP EPS.

Quarterly Earnings Call

Bruker will host a conference call and webcast to discuss its financial results, business outlook, and related corporate and financial matters today, February 13, 2025, at 8:30 am Eastern Standard Time. To listen to the webcast, investors can go to https://ir.bruker.com and click on the “Q4 2024 Earnings Webcast” hyperlink. A slide presentation will be referenced during the webcast and will be posted to our Investor Relations website shortly before the webcast begins. Investors can also listen to the earnings webcast via telephone by dialing 1-888-437-2685 (U.S. toll free) or +1-412-317-6702 (international) and referencing “Bruker’s Fourth Quarter 2024 Earnings Conference Call”.

Bruker is enabling investors to pre-register for the earnings conference call so that they can expedite their entry into the call and avoid the need to wait for a live operator. In order to pre-register for the call, investors can visit https://dpregister.com/sreg/10196649/fe70e3a396 and enter their contact information. Investors will then be issued a personalized phone number and PIN to dial into the live conference call. Individuals can pre-register any time prior to the start of the conference call.

A telephone replay of the conference call will be available by dialing 1-877-344-7529 (U.S. toll free) or +1-412-317-0088 (international) and entering replay access code: 5344184. The replay will be available beginning one hour after the end of the conference call through March 13, 2025.

About Bruker Corporation – Leader of the Post-Genomic Era (Nasdaq: BRKR)

Bruker is enabling scientists and engineers to make breakthrough post-genomic discoveries and develop new applications that improve the quality of human life. Bruker’s high performance scientific instruments and high value analytical and diagnostic solutions enable scientists to explore life and materials at molecular, cellular, and microscopic levels. In close cooperation with our customers, Bruker is enabling innovation, improved productivity, and customer success in post-genomic life science molecular and cell biology research, in applied and biopharma applications, in microscopy and nanoanalysis, as well as in industrial and cleantech research, and next-gen semiconductor metrology in support of AI. Bruker offers differentiated, high value life science and diagnostics systems and solutions in preclinical imaging, clinical phenomics research, proteomics and multiomics, spatial and single-cell biology, functional structural and condensate biology, as well as in clinical microbiology and molecular diagnostics. For more information, please visit www.bruker.com.

Use of Non-GAAP Financial Measures

To supplement our consolidated financial statements, which are prepared and presented in accordance with U.S. generally accepted accounting principles (GAAP), we use the following non-GAAP financial measures: non-GAAP gross profit; non-GAAP gross profit margin; non-GAAP operating income; non-GAAP operating income margin; non-GAAP SG&A expense; non-GAAP interest and other income (expense), net; non-GAAP profit before income taxes; non-GAAP income tax rate; non-GAAP net income and non-GAAP diluted earnings per share. These non-GAAP measures exclude costs related to restructuring actions, acquisition and related integration expenses, amortization of acquired intangible assets, and other non-operational costs.

We also may refer to constant-exchange rate (CER) currency revenue growth, constant-exchange rate (CER) Non-GAAP EPS growth, and free cash flow or use which are also non-GAAP financial measures. We define the term CER currency revenue as GAAP revenue excluding the effect of changes in foreign currency translation rates. We define the term CER EPS as Non-GAAP EPS excluding the effect of changes in foreign currency translation rates. We define free cash flow as net cash provided by operating activities less additions to property, plant, and equipment. We believe free cash flow is a useful measure to evaluate our business because it indicates the amount of cash generated after additions to property, plant, and equipment that is available for, among other things, acquisitions, investments in our business, repayment of debt and return of capital to shareholders.

The presentation of these non-GAAP financial measures is not intended to be a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP and may be different from non-GAAP financial measures used by other companies, and therefore, may not be comparable among companies. We believe these non-GAAP financial measures provide meaningful supplemental information regarding our performance. However, we urge investors to review the reconciliation of these financial measures to the comparable GAAP financial measures included in the accompanying tables, and not to rely on any single financial measure to evaluate our business. Specifically, management believes that the non-GAAP measures mentioned above provide relevant and useful information which is widely used by analysts, investors and competitors in our industry, as well as by our management, in assessing both consolidated and business unit performance.

We use these non-GAAP financial measures to evaluate our period-over-period operating performance because our management believes this provides a more comparable measure of our continuing business by adjusting for certain items that are not reflective of the underlying performance of our business. These measures may also be useful to investors in evaluating the underlying operating performance of our business and forecasting future results. We regularly use these non-GAAP financial measures internally to understand, manage, and evaluate our business results and make operating decisions. We also measure our employees and compensate them, in part, based on certain non-GAAP measures and use this information for our planning and forecasting activities.

Additional information relating to the non-GAAP financial measures used in this press release and reconciliations to the most directly comparable GAAP financial measures are provided in the tables accompanying this press release following our GAAP financial statements.

With respect to our outlook for 2025 non-GAAP organic revenue, non-GAAP M&A revenue, non-GAAP constant exchange rate (CER) revenue and non-GAAP EPS, we are not providing the most directly comparable GAAP financial measures or corresponding reconciliations to such GAAP financial measures on a forward-looking basis, because we are unable to predict with reasonable certainty certain items that may affect such measures calculated and presented in accordance with GAAP without unreasonable effort. Our expected non-GAAP organic revenue and EPS ranges exclude primarily the future impact of restructuring actions, unusual gains and losses, acquisition-related expenses and purchase accounting fair value adjustments. These reconciling items are uncertain, depend on various factors outside our management’s control and could significantly impact, either individually or in the aggregate, our future period revenues and EPS presented in accordance with GAAP.

Forward-Looking Statements

Any statements contained in this press release which do not describe historical facts may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding our fiscal year 2025 and beyond financial outlook, our outlook for reported revenue growth, organic revenue growth, M&A revenue growth contributions, CER currency revenue growth, margin improvements, foreign currency translation revenue impact, EPS, non-GAAP EPS, and CER Non-GAAP EPS growth; management’s expectations for the impact of foreign currency and acquisitions; and for future financial and operational performance and business outlook; future economic conditions; and statements found under the “Use of Non-GAAP Financial Measures” section of this release. Any forward-looking statements contained herein are based on current expectations, but are subject to risks and uncertainties that could cause actual results to differ materially from those indicated, including, but not limited to, the length and severity of any recession and the impact on global economic conditions, the impact of supply chain challenges, including inflationary pressures, the impact of geopolitical tensions and any sanctions, including any reduction in natural gas exports from Russia resulting from its ongoing conflict with Ukraine and resulting market disruptions, such as higher prices for and reduced availability of key metals used in our products, the conflict in Israel, Palestine and surrounding areas and the possible expansion of such conflicts and potential geopolitical consequences, the ongoing tensions between the United States and China, tariff and trade policy changes, and the increasing potential of conflict involving countries in Asia that are critical to our supply chain operations, such as Taiwan and China, continued volatility in the capital markets, the impact of increased interest rates, the integration and assumption of liabilities of businesses we have acquired or may acquire in the future, including our recent acquisitions of PhenomeX, ELITech, Chemspeed, and NanoString, our restructuring and cost-control initiatives, changing technologies, product development and market acceptance of our products, the cost and pricing of our products, manufacturing and outsourcing, competition, dependence on collaborative partners, key suppliers and third party distributors, capital spending and government funding policies, changes in governmental regulations, intellectual property rights, litigation, exposure to foreign currency fluctuations, the impact of foreign currency exchange rates, our ability to service our debt obligations and fund our anticipated cash needs, the effect of a concentrated ownership of our common stock, loss of key personnel, payment of future dividends and other risk factors discussed from time to time in our filings with the Securities and Exchange Commission, or SEC. These and other factors are identified and described in more detail in our filings with the SEC, including, without limitation, our annual report on Form 10-K for the year ended December 31, 2023, as may be updated by our quarterly reports on Form 10-Q. We expressly disclaim any intent or obligation to update these forward-looking statements other than as required by law.

Contact:

Joe Kostka

Director, Investor Relations

Bruker Corporation

T: +1 (978) 313-5800

E: Investor.Relations@bruker.com

Bruker Corporation

PRELIMINARY CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)

(in millions)

	December 31, 2024	December 31, 2023
ASSETS
Current assets:
Cash and cash equivalents	$183.4	$488.3
Accounts receivable, net	560.4	492.0
Inventories	1,069.2	968.3
Other current assets	245.3	215.6
Total current assets	2,058.3	2,164.2
Property, plant and equipment, net	669.3	599.7
Goodwill, intangibles, net and other long-term assets	3,082.8	1,486.0
Total assets	$5,810.4	$4,249.9

LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND SHAREHOLDERS’ EQUITY
Current liabilities:
Current portion of long-term debt	$32.5	$121.2
Accounts payable	234.1	202.7
Deferred revenue and customer advances	441.6	400.0
Other current liabilities	576.4	478.2
Total current liabilities	1,284.6	1,202.1
Long-term debt	2,061.8	1,160.3
Other long-term liabilities	648.8	474.2

Redeemable noncontrolling interests	18.1	18.7

Total shareholders' equity	1,797.1	1,394.6
Total liabilities, redeemable noncontrolling interests and shareholders' equity	$5,810.4	$4,249.9

Bruker Corporation

PRELIMINARY CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

(in millions, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2024	2023	2024	2023
Revenue	$979.6	$854.5	$3,366.4	$2,964.5
Cost of revenue	486.3	424.2	1,716.9	1,451.2
Gross profit	493.3	430.3	1,649.5	1,513.3
Operating expenses:
Selling, general and administrative	247.3	211.3	893.8	729.4
Research and development	104.4	83.4	376.5	294.8
Other charges, net	69.5	32.1	126.1	52.2
Total operating expenses	421.2	326.8	1,396.4	1,076.4
Operating income	72.1	103.5	253.1	436.9
Bargain purchase gain (loss) and associated measurement period adjustments	(8.0)	144.1	(8.0)	144.1
Other Interest and other income (expense)	(8.0)	(6.7)	(38.2)	(36.8)
Interest and other income (expense), net	(16.0)	137.4	(46.2)	107.3
Income before income taxes, equity in income (losses) of unconsolidated investees, net of tax, and noncontrolling interests in consolidated subsidiaries (a)	56.1	240.9	206.9	544.2
Income tax provision	40.7	37.1	91.4	117.7
Equity in income (losses) of unconsolidated investees, net of tax	(1.5)	0.8	(1.7)	2.0
Consolidated net income	13.9	204.6	113.8	428.5
Net income (loss) attributable to noncontrolling interests in consolidated subsidiaries	0.2	(0.9)	0.7	1.3
Net income attributable to Bruker Corporation	$13.7	$205.5	$113.1	$427.2
Net income per common share attributable to Bruker Corporation shareholders:
Basic	$0.09	$1.41	$0.76	$2.92
Diluted	$0.09	$1.41	$0.76	$2.90
Weighted average common shares outstanding:
Basic	151.6	145.5	149.0	146.4
Diluted	152.0	146.0	149.5	147.2

a) On subsequent pages this is referred to as “Profit before income tax”.

Bruker Corporation

PRELIMINARY CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited)

(in millions)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2024	2023	2024	2023
Cash flows from operating activities:
Consolidated net income	$13.9	$204.6	$113.8	$428.5
Adjustments to reconcile consolidated net income to cash flows from operating activities:
Depreciation and amortization	52.9	37.3	183.8	114.9
Deferred income taxes	(27.4)	(37.2)	(71.6)	(24.4)
Bargain purchase gain (loss) and associated measurement period adjustments	8.0	(144.1)	8.0	(144.1)
Other non-cash expenses, net	43.8	23.6	87.7	63.0
Changes in operating assets and liabilities, net of acquisitions and divestitures:	98.7	121.3	(70.5)	(87.8)
Net cash provided by operating activities	189.9	205.5	251.2	350.1
Cash flows from investing activities:
Purchases of property, plant and equipment	(38.8)	(31.5)	(117.4)	(106.9)
Cash paid for acquisitions, net of cash acquired	(20.9)	(4.3)	(1,597.6)	(226.6)
Other investing activities, net	(0.8)	(1.0)	(42.2)	7.5
Net cash used in investing activities	(60.5)	(36.8)	(1,757.2)	(326.0)
Cash flows from financing activities:
Repayments of revolving lines of credit	(224.1)	—	(1,212.7)	—
Proceeds from revolving lines of credit	177.0	—	1,250.3	—
Repayment of long-term debt	(7.6)	(5.2)	(135.4)	(23.5)
Proceeds from long-term debt	1.1	(1.2)	973.6	2.0
Proceeds from Public Offering of common stock, net of issuance costs	—	—	403.0	—
Payment of dividends to common shareholders	(7.5)	(7.3)	(30.1)	(29.4)
Repurchase of common stock	—	(50.4)	—	(152.3)
Other financing activities, net	(13.8)	4.2	(18.9)	9.8
Net cash provided by (used in) financing activities	(74.9)	(59.9)	1,229.8	(193.4)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(19.5)	15.9	(28.7)	12.2
Net increase (decrease) in cash, cash equivalents and restricted cash	35.0	124.7	(304.9)	(157.1)
Cash, cash equivalents and restricted cash at beginning of period	151.7	366.9	491.6	648.7
Cash, cash equivalents and restricted cash at end of period	$186.7	$491.6	$186.7	$491.6

Bruker Corporation

SUMMARY OF GAAP AND NON-GAAP FINANCIAL MEASURES

(unaudited and in millions, except per share data)

The following tables consist of a summary of the Company's GAAP and Non-GAAP Financial Measures:

GAAP Financial Measures

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2024	2023	2024	2023
Gross Profit	$493.3	$430.3	$1,649.5	$1,513.3
Gross Profit Margin	50.4%	50.4%	49.0%	51.0%
SG&A Expenses	$247.3	$211.3	$893.8	$729.4
Interest and other income (expense), net	$(16.0)	$137.4	$(46.2)	$107.3
Operating Income	$72.1	$103.5	$253.1	$436.9
Operating Income Margin	7.4%	12.1%	7.5%	14.7%
Profit before income tax	$56.1	$240.9	$206.9	$544.2
Income Tax rate	72.5%	15.4%	44.2%	21.6%
Net Income attributable to Bruker Corporation	$13.7	$205.5	$113.1	$427.2
Diluted net income per common share attributable to Bruker Corporation shareholders	$0.09	$1.41	$0.76	$2.90
Net cash provided by operating activities	$189.9	$205.5	$251.2	$350.1
Revenue	$979.6	$854.5	$3,366.4	$2,964.5
Revenue Growth Rate	14.6%	20.6%	13.6%	17.1%

Non-GAAP Financial Measures

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2024	2023	2024	2023
Non-GAAP Gross Profit	$514.2	$442.8	$1,736.9	$1,547.6
Non-GAAP Gross Profit Margin	52.5%	51.8%	51.6%	52.2%
Non-GAAP SG&A Expenses	$233.7	$205.2	$844.2	$706.9
Non-GAAP Interest and other income (expense), net	$(7.9)	$(6.7)	$(13.9)	$(22.7)
Non-GAAP Operating Income	$177.5	$154.5	$518.0	$546.3
Non-GAAP Operating Income Margin	18.1%	18.1%	15.4%	18.4%
Non-GAAP Profit before income tax	$169.6	$147.8	$504.1	$523.6
Non-GAAP Income Tax rate	32.5%	31.3%	28.6%	27.2%
Non-GAAP Net Income attributable to Bruker Corporation	$115.4	$102.4	$360.5	$379.7
Non-GAAP Diluted earnings per share	$0.76	$0.70	$2.41	$2.58
Non-GAAP Free Cash Flow	$151.1	$174.0	$133.8	$243.2
Non-GAAP Constant-exchange rate (CER) currency revenue	$989.5	$839.9	$3,379.5	$2,953.3
Non-GAAP Constant-exchange rate (CER) currency revenue growth rate	15.8%	18.6%	14.0%	16.7%

The GAAP to Non-GAAP reconciliations of the above financial measures are detailed in the following pages.

Bruker Corporation

RECONCILIATIONS OF GAAP TO NON-GAAP FINANCIAL MEASURES

(unaudited and in millions, except per share data)

Gross Profit and Gross Profit Margin

	Three Months Ended December 31,				Twelve Months Ended December 31,
	2024		2023		2024		2023
GAAP gross profit and margin	$493.3	50.4%	$430.3	50.4%	$1,649.5	49.0%	$1,513.3	51.0%
Non-GAAP adjustments:
Restructuring costs	1.8	0.2%	2.1	0.2%	11.6	0.3%	3.5	0.1%
Acquisition-related costs	3.5	0.4%	2.0	0.2%	22.0	0.7%	2.5	0.1%
Purchased intangibles amortization	14.1	1.4%	7.4	0.8%	47.8	1.4%	24.3	0.9%
Other costs	1.5	0.1%	1.0	0.1%	6.0	0.2%	4.0	0.1%
Total Non-GAAP adjustments	20.9	2.1%	12.5	1.3%	87.4	2.6%	34.3	1.2%
Non-GAAP gross profit and margin	$514.2	52.5%	$442.8	51.7%	$1,736.9	51.6%	$1,547.6	52.2%

Selling, General and Administrative (“SG&A”) Expenses

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2024	2023	2024	2023
GAAP SG&A expenses	$247.3	$211.3	$893.8	$729.4
Non-GAAP adjustments:
Purchased intangibles amortization	(13.6)	(6.1)	(49.6)	(22.5)
Non-GAAP SG&A expenses	$233.7	$205.2	$844.2	$706.9

Interest and Other Income (Expense), net

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2024	2023	2024	2023
GAAP interest and other income (expense), net	$(16.0)	$137.4	$(46.2)	$107.3
Non-GAAP adjustments:
Bargain purchase gain (loss) and associated measurement period adjustments	8.0	(144.1)	8.0	(144.1)
Investments related adjustments	0.1	—	24.3	14.1
Non-GAAP interest and other income (expense), net	$(7.9)	$(6.7)	$(13.9)	$(22.7)

Operating Income and Operating Income Margin

	Three Months Ended December 31,				Twelve Months Ended December 31,
	2024		2023		2024		2023
Operating income and margin	$72.1	7.4%	$103.5	12.1%	$253.1	7.5%	$436.9	14.7%
Non-GAAP adjustments:
Restructuring costs	7.1	0.7%	16.6	1.9%	24.7	0.7%	22.3	0.8%
Acquisition-related costs	29.6	3.0%	11.4	1.3%	76.0	2.3%	19.3	0.7%
Purchased intangibles amortization	29.1	3.0%	13.7	1.6%	99.2	2.9%	47.1	1.6%
Acquisition-related litigation charges	35.7	3.6%	—	—	46.0	1.4%
Other costs	3.9	0.4%	9.3	1.2%	19.0	0.6%	20.7	0.6%
Total Non-GAAP adjustments	105.4	10.7%	51.0	6.0%	264.9	7.9%	109.4	3.7%
Non-GAAP operating income and margin	$177.5	18.1%	$154.5	18.1%	$518.0	15.4%	$546.3	18.4%

Bruker Corporation

RECONCILIATIONS OF GAAP TO NON-GAAP FINANCIAL MEASURES - Continued

(unaudited and in millions, except per share data)

Profit before Income Taxes

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2024	2023	2024	2023
GAAP profit before income tax	$56.1	$240.9	$206.9	$544.2
Non-GAAP adjustments:
Restructuring costs	7.1	16.6	24.7	22.3
Acquisition-related costs	29.6	11.4	76.0	19.3
Purchased intangibles amortization	29.1	13.7	99.2	47.1
Bargain purchase gain (loss) and associated measurement period adjustments	8.0	(144.1)	8.0	(144.1)
Investments related adjustments	0.1	—	24.3	14.1
Acquisition-related litigation charges	35.7	—	46.0	—
Other costs	3.9	9.3	19.0	20.7
Total Non-GAAP adjustments	113.5	(93.1)	297.2	(20.6)
Non-GAAP profit before income tax	$169.6	$147.8	$504.1	$523.6

Income Tax Rate

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2024	2023	2024	2023
GAAP income tax rate	72.5%	15.4%	44.2%	21.6%
Non-GAAP adjustments:
Tax impact of non-GAAP adjustments	-42.3%	19.3%	-15.4%	6.5%
Other discrete items	2.3%	-3.4%	-0.2%	-0.9%
Total Non-GAAP adjustments	-40.0%	15.9%	-15.6%	5.6%
Non-GAAP income tax rate	32.5%	31.3%	28.6%	27.2%

Bruker Corporation

RECONCILIATIONS OF GAAP TO NON-GAAP FINANCIAL MEASURES - Continued

(unaudited and in millions, except per share data)

Net Income Attributable to Bruker Corporation

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2024	2023	2024	2023
GAAP Net Income attributable to Bruker Corporation	$13.7	$205.5	$113.1	$427.2
Non-GAAP adjustments:
Restructuring costs	7.1	16.6	24.7	22.3
Acquisition-related costs	29.6	11.4	76.0	19.3
Purchased intangibles amortization	29.1	13.7	99.2	47.1
Bargain purchase gain (loss) and associated measurement period adjustments	8.0	(144.1)	8.0	(144.1)
Investments related adjustments	0.1	—	24.3	14.1
Acquisition-related litigation charges	35.7	—	46.0	—
Other costs	3.9	9.3	19.0	20.7
Tax effect of above Non-GAAP adjustments	(14.4)	(9.2)	(52.6)	(24.9)
Equity in income (losses) of unconsolidated investees, net of tax	1.5	(0.8)	1.7	(2.0)
Noncontrolling interests related to non-GAAP adjustments	1.1	—	1.1	—
Total Non-GAAP adjustments	101.7	(103.1)	247.4	(47.5)
Non-GAAP Net Income attributable to Bruker Corporation	$115.4	$102.4	$360.5	$379.7
Weighted Average Shares Outstanding (Diluted)	152.0	146.0	149.5	147.2
Non-GAAP Diluted Earnings Per Share	$0.76	$0.70	$2.41	$2.58

Bruker Corporation

RECONCILIATIONS OF GAAP TO NON-GAAP FINANCIAL MEASURES - Continued

(unaudited and in millions, except per share data)

Earnings Per Share (Diluted)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2024	2023	2024	2023
Diluted net income per common share attributable to Bruker Corporation shareholders	$0.09	$1.41	$0.76	$2.90
Non-GAAP adjustments:
Restructuring Costs	0.05	0.11	0.17	0.15
Acquisition-related costs	0.19	0.08	0.51	0.13
Purchased intangibles amortization	0.19	0.09	0.66	0.32
Acquisition-related litigation charges	0.23	—	0.31	—
Other costs	0.03	0.06	0.13	0.14
Bargain purchase gain (loss) and associated measurement period adjustments	0.05	(0.99)	0.05	(0.98)
Investments related adjustments	—	—	0.16	0.10
Tax effect of above Non-GAAP adjustments	(0.09)	(0.05)	(0.36)	(0.17)
Equity in income (losses) of unconsolidated investees, net of tax	0.01	(0.01)	0.01	(0.01)
Noncontrolling interests related to non-GAAP adjustments	0.01	—	0.01	—
Total Non-GAAP adjustments	0.67	(0.71)	1.65	(0.32)
Non-GAAP earnings per share (diluted)	$0.76	$0.70	$2.41	$2.58

Free Cash Flow

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2024	2023	2024	2023
Net cash provided by operating activities	$189.9	$205.5	$251.2	$350.1
Non-GAAP adjustments:
Purchases of property, plant and equipment	(38.8)	(31.5)	(117.4)	(106.9)
Non-GAAP free cash flow (use)	$151.1	$174.0	$133.8	$243.2

Constant-exchange rate (CER) currency revenue growth

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2024	2023	2024	2023

GAAP revenue	$979.6	$854.5	$3,366.4	$2,964.5
Effect of changes in foreign currency translation rates	9.9	(14.6)	13.1	(11.2)
Non-GAAP CER currency revenue	$989.5	$839.9	$3,379.5	$2,953.3
GAAP Revenue growth rate	14.6%	20.6%	13.6%	17.1%
Non-GAAP CER currency revenue growth rate	15.8%	18.6%	14.0%	16.7%

Bruker Corporation

REVENUE

(unaudited and in millions)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2024	2023	2024	2023
Revenue by Segment:
Bruker BioSpin	$272.4	$257.9	$905.7	$798.5
Bruker CALID	320.6	257.2	1,093.5	960.4
Bruker Nano	318.3	268.5	1,098.3	941.9
BSI Revenue Total	911.3	783.6	3,097.5	2,700.8
BEST	72.1	75.2	283.0	280.7
Eliminations	(3.8)	(4.3)	(14.1)	(17.0)
Total revenue	$979.6	$854.5	$3,366.4	$2,964.5

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2024	2023	2024	2023
Revenue by End Customer Geography:
United States	$261.0	$212.2	$938.5	$777.7
Europe	373.1	284.1	1,183.7	981.2
Asia Pacific	278.0	296.2	989.7	989.0
Other	67.5	62.0	254.5	216.6
Total revenue	$979.6	$854.5	$3,366.4	$2,964.5

Bruker Corporation

Summary of Reported Revenue Growth Components

(unaudited and in millions)

Total Bruker Corporation

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2024	2023	2024	2023
	Total Bruker		Total Bruker
GAAP revenue as of prior comparable period	$854.5	$708.4	$2,964.5	$2,530.7
Acquisitions and divestitures revenue (1)	101.8	19.0	296.7	56.2
Organic revenue (2)	33.2	112.5	118.3	366.4
Effect of changes in foreign currency translation rates	(9.9)	14.6	(13.1)	11.2
GAAP revenue	$979.6	$854.5	$3,366.4	$2,964.5
Revenue growth	14.6%	20.6%	13.6%	17.1%
Organic revenue growth	3.9%	15.9%	4.0%	14.5%

Bruker Scientific Instruments

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2024	2023	2024	2023
	Bruker Scientific Instruments (3)		Bruker Scientific Instruments (3)
GAAP revenue as of prior comparable period	$783.6	$651.8	$2,700.8	$2,305.9
Acquisitions and divestitures revenue (1)	101.8	19.0	296.7	56.2
Organic revenue (2)	35.2	101.0	113.2	333.4
Effect of changes in foreign currency translation rates	(9.3)	11.8	(13.2)	5.3
GAAP revenue	$911.3	$783.6	$3,097.5	$2,700.8
Revenue growth	16.3%	20.2%	14.7%	17.1%
Organic revenue growth	4.5%	15.5%	4.2%	14.5%

BEST, net of Intercompany Eliminations

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2024	2023	2024	2023
	BEST, net of Intercompany Eliminations		BEST, net of Intercompany Eliminations
GAAP revenue as of prior comparable period	$70.9	$56.6	$263.7	$224.8
Organic revenue (2)	(2.0)	11.5	5.1	33.0
Effect of changes in foreign currency translation rates	(0.6)	2.8	0.1	5.9
GAAP revenue	$68.3	$70.9	$268.9	$263.7
Revenue growth	-3.7%	25.3%	2.0%	17.3%
Organic revenue growth	-2.8%	20.3%	1.9%	14.7%

(1) We define the term acquisitions and divestitures revenue as GAAP revenue from M&A activities excluding the effect of changes in foreign currency translation rates.

(2) We define the term organic revenue as GAAP revenue excluding the effect of changes in foreign currency translation rates and the effect of acquisitions and divestitures.

(3) Bruker Scientific Instruments (BSI) revenue reflects the sum of the BSI BioSpin, CALID and Nano Segments as presented in our Annual Report on Form 10-K for the year ended December 31, 2023.